UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2012

Life Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA		92008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 - Unregistered Sales of Equity Securities

On January 17, 2012, pursuant to the Agreement and Plan of Merger, dated as of August 17, 2010, by and among Life Technologies Corporation (the “Company”), Ion Torrent Systems Incorporated (“Ion”) and the selling stockholders (“Selling Stockholders”) and other parties named therein (the “Merger Agreement”), which agreement provided for the acquisition of Ion by the Company, the Company issued 2,745,638 shares of the common stock, par value $0.01 per share, of the Company to the Selling Stockholders in connection with the occurrence of the second and final milestone under the Merger Agreement. The issuance of the Company’s common stock was made pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ David L. Szekeres
Assistant Secretary

Date: January 20, 2012